UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 21, 2019 (November 15, 2019)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the transaction described in Item 8.01, Andy Bulloch, the member of the Company’s Board of Directors designated by ICM Investments, LLC (“ICM”), resigned from the Board effective November 15, 2019.

Item 7.01.	Regulation FD Disclosure

On November 21, 2019, Southwest Iowa Renewable Energy, LLC (the “Company”) issued a press release related to the topics reported in Items 5.02 and 8.01.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The filing of this report and the furnishing of this information pursuant to Item 7.01 does not mean that such information is material or that disclosure of such information is required.

Item 8.01.	Other Events

In connection with the payoff of subordinated debt held by ICM Investments, LLC (“ICM”), the Company entered into the SIRE ICM Unit Agreement dated December 17, 2014 (the “Unit Agreement”).  Under the Unit Agreement, the Company granted ICM the right to sell to the Company ICM’s 1,000 Series C and 18 Series A Membership Units (the “ICM Units”) commencing anytime during the earliest of several alternative dates and events at the greater of $10,897 per unit or the fair market value (as defined in the agreement) on the date of exercise (the “Put Right”).

On August 16, 2019, the Company received notice of the exercise by ICM of its Put Right, applicable for all of the ICM Units.  In its notice, ICM waived its right to a determination of fair market value as described in Section 2(d) of the Unit Agreement, and ICM agreed to accept the total of Eleven Million Ninety-Three Thousand One Hundred and Forty Six Dollars ($11,093,146), which is the purchase price of Ten Thousand Eight Hundred Ninety-Seven Dollars ($10,897) per Unit stated in the Unit Agreement, multiplied by ICM's 1,000 Series C and 18 Series A Membership Units, as provided in Section 1(j) of the Unit Agreement.

The closing of the Company’s purchase of the ICM Units took place on November 15, 2019, and the ICM Units were cancelled on that date.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Southwest Iowa Renewable Energy, LLC Press release dated November 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: November 21, 2019	By:	/s/ Michael D. Jerke
Michael D. Jerke
Chief Executive Officer